UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: June 28, 2024 (Date of earliest event reported: June 27, 2024)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-40840	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	RBC	New York Stock Exchange
5.00% Series A Mandatory Convertible Preferred Stock, par value $0.01 per share	RBCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On June 27, 2024 RBC Bearings Incorporated (the “Company” or “RBC”) entered into amended and restated employment agreements with Dr. Michael J. Hartnett, the Company’s President, Chief Executive Officer and Chairman of the Board of Directors, and Daniel A. Bergeron, the Company’s Vice President and Chief Operating Officer. See Item 5.02(e) below for a description of the new employment agreements, which description is incorporated by reference in this Item 1.01.

Section 5 – Corporate Governance and Management

Item 5.02(e). Compensation Arrangements of Certain Officers

Employment Agreements Generally

The employment agreement entered into with Dr. Hartnett on June 27, 2024 amends and restates the employment agreement that the Company and Dr. Hartnett entered into in 2022 (which was filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 9, 2022). The new agreement has an initial term that expires on March 31, 2026 with automatic annual renewals thereafter unless either party gives 90 days’ notice of nonrenewal. The new agreement is substantially similar to Dr. Hartnett’s prior employment agreement except that it provides for (i) Dr. Hartnett’s new base salary of $1,500,000 per year, retroactive to March 31, 2024 (the start of the Company’s current fiscal year), (ii) his participation in the new equity programs described below, (iii) a prorated equity award for the then-open fiscal year in the event that Dr. Hartnett ceases to be employed by the Company (his prior agreement already provided for prorated equity awards for then-open long-term performance periods if he ceases to be employed by the Company) and (iv) either 20 hours per year of flight time or a $120,000 annual allowance for non-business travel on private aircraft.

The employment agreement entered into with Mr. Bergeron on June 27, 2024 amends and restates the employment agreement that the Company and Mr. Bergeron entered into in 2022 (which was filed with the SEC as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 9, 2022). The new agreement has an initial term that expires on March 31, 2026 with automatic annual renewals thereafter unless either party gives 90 days’ notice of nonrenewal. The new agreement is substantially similar to Mr. Bergeron’s prior employment agreement except that it provides for (i) Mr. Bergeron’s new base salary of $672,525 per year, (ii) his participation in the new equity programs described below, and (iii) prorated equity awards for then-open performance periods (both one-year and long-term) in the event that Mr. Bergeron ceases to be employed by the Company.

Equity Awards Under the New Agreements

The new employment agreements provide Dr. Hartnett and Mr. Bergeron with three annual equity awards, (i) one of which is based on RBC’s performance against its annual adjusted EBITDA plan, (ii) the second of which is based on RBC’s TSR (total shareholder return) performance for the trailing five-year period against the average TSR of RBC’s peer group for the same period, and (iii) the third of which is based on RBC’s performance against its three-year ROIC (return on invested capital) plan. The first TSR and ROIC awards will be made in fiscal 2028 based on performance in the prior five-year and three-year periods, respectively. Prior to fiscal 2028, Dr. Hartnett and Mr. Bergeron will receive awards under the long-term equity program put in place in fiscal 2023, which provides awards in fiscal 2026 and fiscal 2027 based on the Company’s performance against adjusted EBITDA and ROIC plans previously established for the three-year periods ending with fiscal 2025 and 2026. The awards under the new agreements will consist of unrestricted (i.e., fully vested) shares of RBC common stock, except in the case of adjusted EBITDA-based awards to Mr. Bergeron, which will be restricted shares subject to vesting over three years.

Awards Based on One-Year Adjusted EBITDA Performance

Following the conclusion of each fiscal year, Dr. Hartnett and Mr. Bergeron will each receive an equity award based on the Company’s adjusted EBITDA performance during such fiscal year. The number of shares awarded will equal (i) the officer’s base salary at the end of such fiscal year multiplied by the base salary multiple from the below chart that corresponds to the Company’s level of adjusted EBITDA performance against the plan established by the Compensation Committee at the start of the fiscal year, divided by (ii) RBC’s closing stock price on the award date.

Percentage of Adjusted EBITDA to Annual Performance Plan	Hartnett Base Salary Multiple		Bergeron Base Salary Multiple
75% to 84.9%	2.8	x	1.45	x
85% to 94.9%	3.5	x	1.9	x
95% to 104.9%	4.5	x	2.6	x
105% to 114.9%	5.25	x	3.05	x
114.9% or higher	6.65	x	4.85	x

Adjusted EBITDA is calculated as the Company’s consolidated operating income for the fiscal year plus depreciation, amortization and equity-based incentive compensation expense, as adjusted for various unusual or non-recurring items.

Awards Based on Five-Year TSR Performance

Following the conclusion of fiscal 2027 and each fiscal year thereafter, Dr. Hartnett and Mr. Bergeron will each receive an equity award based on the Company’s TSR performance during the trailing five-year period. The number of shares awarded will equal (i) the officer’s base salary at the end of such fiscal year multiplied by the base salary multiple from the below chart that corresponds to the Company’s level of TSR performance against the average TSR performance of the Company’s peer group, divided by (ii) RBC’s closing stock price on the award date.

Trailing Five-Year TSR as a % of Peer Group Average	Hartnett Base Salary Multiple		Bergeron Base Salary Multiple
75.0% to 84.9%	0.5	x	0.25	x
85.0% to 94.9%	0.75	x	0.5	x
95.0% to 104.9%	1.0	x	0.65	x
105.0% to 114.9%	1.25	x	0.75	x
114.9% or higher	1.5	x	0.85	x

Awards Based on Three-Year ROIC Performance

Following the conclusion of fiscal 2027 and each fiscal year thereafter, Dr. Hartnett and Mr. Bergeron will each receive an equity award based on the Company’s ROIC performance during the trailing three-year period. The number of shares awarded will equal (i) the officer’s base salary at the end of such fiscal year multiplied by the base salary multiple from the below chart that corresponds to the Company’s level of ROIC performance against the plan established by the Compensation Committee at the start of the three-year period, divided by (ii) RBC’s closing stock price on the award date.

ROIC as a % of Three-Year Performance Plan	Hartnett Base Salary Multiple		Bergeron Base Salary Multiple
-0.75%	1.0	x	0.4	x
0%	2.0	x	0.6	x
+0.75%	4.0	x	1.75	x

Awards based on performance between the above bands will be calculated on a straight line basis.

Descriptions Qualified

The foregoing descriptions of Dr. Hartnett and Mr. Bergeron’s new employment agreements do not purport to be complete and are subject to, and qualified in their entirety by, reference to the provisions of the employment agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Amended and Restated Employment Agreement dated June 27, 2024 between RBC Bearings Incorporated and Dr. Michael J. Hartnett
10.2	Amended and Restated Employment Agreement dated June 27, 2024 between RBC Bearings Incorporated and Daniel A. Bergeron
104	Cover page interactive data file (embedded within the inline XBRL)

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 28, 2024

RBC BEARINGS INCORPORATED

By:	/s/ John J. Feeney
	Name:	John J. Feeney
	Title:	Vice President, General Counsel and Secretary

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